MARCH 31, 2003
                   CERTIFICATION BY JAMES VOLOSHIN PURSUANT TO
            18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Director and Chief Financial Officer of Medplus Corporation, (the "Company"), hereby certify, to the best of my knowledge, that the Form 10-KSB/A of the Company for the year ended March 31, 2003 (the "Annual Report") accompanying this certification fully complies with the requirements of the
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company. The foregoing certification is incorporated solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not intended to be used for any other purpose.

/s/ James Voloshin
James Voloshin
Director Chief Financial Officer
Dated: October 15, 2003



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